UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2008

COMMUNITY BANK SYSTEM, INC.
(Exact name of registrant as specified in it charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5790 Widewater Parkway, DeWitt, New York		13214-1883
(Address of principal executive offices)		(Zip Code)

 (315) 445-2282
(Registrant's telephone number, including area code)

_________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 22, 2008, Community Bank System, Inc. announced its results of operations for the quarter ending June 30, 2008. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:
Exhibit No.                      Description
99                      Press Release, dated July 22, 2008

Signatures

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

Date: July 22, 2008	/s/ Mark E Tryniski
Mark E. Tryniski, President, Chief Executive Officer
and Director

Date: July 22, 2008	/s/ Scott Kingsley
Scott Kingsley, Executive Vice President and Chief
Financial Officer